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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2003

SANCHEZ COMPUTER ASSOCIATES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	0-21705 (Commission File Number)	23-2161560 (I.R.S. Employer Identification No.)
40 Valley Stream Parkway, Malvern, PA (Address of Principal Executive Offices)	19355 (Zip Code)

        Registrant's telephone number, including area code: (610) 296-8877

ITEM 5.    Other Events and Regulation FD Disclosure

        On February 6, 2003, the registrant publicly issued a press release that included its results for the three and twelve months ended December 31, 2002 a copy of which is included herein as Exhibit 99.1.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)    Financial Statements.

    None

        (b)    Pro Forma Financial Information.

    None

        (c)    Exhibits

    99.1    Press Release dated February 6, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 7, 2003	SANCHEZ COMPUTER ASSOCIATES, INC.
	By:	/s/ TODD A. PITTMAN Todd A. Pittman Sr. Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Document
99.1	Press Release dated February 6, 2003

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  ITEM 5. Other Events and Regulation FD Disclosure
  ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.